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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 21, 2000


                      TICKETMASTER ONLINE-CITYSEARCH, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-25041               95-4546874
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(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                   Number)          Identification No.)


  790 E. COLORADO BOULEVARD, SUITE 200, PASADENA, CALIFORNIA        91101
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (626) 405-0050




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ITEM 5.    OTHER EVENTS.

          On November 21, 2000, the Registrant issued a press release announcing that it has entered into an agreement to acquire Ticketmaster Corporation. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.


EXHIBIT NO.                    DESCRIPTION

99.1               Press Release dated November 21, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2000                    TICKETMASTER ONLINE-CITYSEARCH, INC.



                                            By:/S/ JOHN PLEASANTS
                                               --------------------------------
                                                 John Pleasants
                                                 Chief Executive Officer




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INDEX TO EXHIBITS

EXHIBIT NO.                                     DESCRIPTION

99.1                             Press Release dated November 21, 2000.






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